FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HIGH STREET CAPITAL PARTNERS, LLC
THIS FIRST AMENDMENT (this “Amendment”) TO THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HIGH STREET CAPITAL PARTNERS, LLC (the “Company”) is made and entered into as of this 10th day of May, 2019, by and among the Manager and Acreage Holdings America, Inc. (the “Majority Member”).
RECITALS
WHEREAS, the members of the Company (the “Members”) originally entered into that certain Third Amended and Restated Limited Liability Company Agreement dated as of November 14, 2018 (the “LLC Agreement”);
WHEREAS, pursuant to Section 16.03 of the LLC Agreement, the LLC Agreement may be amended by the consent of the Manager and Members holding a majority of the Common Units outstanding;
WHEREAS, the Majority Member holds approximately 74% of the outstanding Common Units of the Company;
WHEREAS, in accordance with Section 16.03 of the LLC Agreement the Majority Member and the Manager desire to amend the LLC Agreement as set forth herein; and
WHEREAS, except as specifically set forth in Section 3 of this Amendment, all other terms and conditions of the LLC Agreement remain in full force and effect.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Recitals. The above recitals are hereby incorporated into the substantive provisions of this Amendment by reference hereto.
2.Definition. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the LLC Agreement.
3.Amendments to LLC Agreement.
a.Section 3.02(c)(i). The second sentence of Section 3.02(c)(i) of the LLC Agreement is deleted in its entirety and is amended and restated as follows:
“The conversion of Class C-1 Units shall occur automatically after the close of business on the day which is the later of: (i) unless otherwise consented to by the Manager, the two-year anniversary of the date of grant of such Class C-1 Units; and (ii) the day on which such Class C-1 Units become fully vested, without any action on the part of the holder thereof, as of which time such holder shall be credited on the books and records of the Company with the issuance as of the opening of business on the next day of the number of Common Units issuable upon such conversion; provided, however, if a Member requests the Manager consent to an earlier conversion date as provided for by this sentence, and the Manager so consents, the effective date of such conversion shall be the date on which the Manager’s consent is dated.”
b. Section 11.01(a)(ii). Section 11.01(a)(ii) is deleted in its entirety and is amended and restated as follows:
“Unless otherwise consented to by the Manager, any Redemption Date that occurs in a Restricted Taxable Year must be a Quarterly Redemption Date not less than sixty (60) days after delivery of the applicable Redemption Notice. Unless otherwise consented to by the Manager, any Redemption Date that occurs in a year that is not a Restricted Taxable Year must be not less than seven (7) Business Days nor more than ten (10) Business Days after delivery of the applicable Redemption Notice.”
4. Effect of this Amendment. Except as expressly amended by this Amendment, the LLC Agreement shall continue in full force and effect in accordance with the provisions thereof. All references in the LLC Agreement to “this Agreement” or words of similar import shall refer to the LLC Agreement as amended by this Amendment.
5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.
6. Binding Effect. This Amendment shall inure to the benefit of and shall be legally binding upon the parties hereto and their respective successors, assigns, representatives and heirs.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon but all of which shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or pdf and such facsimile or pdf shall be effective for all purposes.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MANAGER:

ACREAGE HOLDINGS AMERICA, INC.

By: /s/ Kevin Murphy
Name: Kevin Murphy
Title: Chief Executive Officer

MAJORITY MEMBER:

ACREAGE HOLDINGS AMERICA, INC.

By: /s/ Kevin Murphy
Name: Kevin Murphy
Title: Chief Executive Officer

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